Exhibit 10.3

FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This FIRST Amendment TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of November 18, 2022 (the “Effective Date”), among RUBICON GLOBAL, LLC, a Delaware limited liability company (“Rubicon”) and RIVERROAD WASTE SOLUTIONS, INC., a New Jersey corporation (“RiverRoad”; together with Rubicon, each a “Borrower” and collectively the “Borrowers”), RUBICON TECHNOLOGIES HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), CLEANCO LLC, a New Jersey limited liability company (“Cleanco”), and CHARTER WASTE MANAGEMENT, INC., a Delaware corporation (“Charter”), the Lenders party hereto from time to time (“Lenders”), and MIZZEN CAPITAL, LP, as agent for the Lenders (in such capacity, “Agent”). Capitalized terms used but not defined in this Amendment have the meanings given to them in the Loan Agreement (as defined below).

Recitals

A. Borrowers, the other Loan Party Obligors party thereto, the Lender from time to time party thereto, and Agent are parties to that certain Loan and Security Agreement dated as of December 22, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”).

B. Borrowers, Lenders, and Agent have agreed to amend the Loan Agreement, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Amendments to Loan Agreement.

(a) The definition of “Liquidity” set forth in Section 1.1 (Certain Defined Terms) of the Loan Agreement is hereby amended to replace the phrase “(which, in the case of any Mid Month Repayment Testing Date, shall be equal to the Excess Availability as of the immediately prior Month End Repayment Testing Date)” set forth therein with the phrase “(which, in the case of any Mid Month Repayment Testing Date occurring prior to December 22, 2022, shall be equal to the Excess Availability as of the immediately prior Month End Repayment Testing Date)”.

(b) Section 1.1 (Certain Defined Terms) of the Loan Agreement is hereby amended to amend and restate the definition of “Repayment Testing Date” in its entirety as follows:

“Repayment Testing Date” means, (i) at all times prior to December 22, 2022, each Month End Repayment Testing Date and each Mid Month Repayment Testing Date, as applicable, and (ii) at all times on or following December 22, 2022, each day occurring on or after December 22, 2022.”

(c) Section 1.1 (Certain Defined Terms) of the Loan Agreement is hereby amended to amend and restate the definition of “Scheduled Maturity Date” in its entirety as follows:

“Scheduled Maturity Date” means December 31, 2023.”

(d) Section 2.4(b)(iii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(iii) If, as of any Repayment Testing Date, Liquidity (calculated as of such Repayment Testing Date) shall be not less than the Liquidity Test Amount in respect of such Repayment Testing Date, then, subject to the terms of the Subordination Agreement, the Borrowers shall, on such Repayment Testing Date, prepay the entire amount of the Obligations then outstanding; provided that, for avoidance of doubt, such prepayment shall only be required to the extent such payments are permitted pursuant to the terms of the Subordination Agreement.”

2. Fee. Effective as of the Effective Date, in consideration of the entry by the Lenders into this Amendment, the Borrowers shall pay a fee (the “Fee”) for the benefit of the Lenders in an aggregate amount equal to $258,401.80, which shall be allocated among each Lender in accordance with their respective Pro Rata Shares. The Fee shall be paid by the Borrowers in cash to the Agent, for distribution to the Lenders, on the Effective Date. The Fee shall be fully earned and payable on the Effective Date and shall be nonrefundable for any reason whatsoever.

3. Conditions Precedent. This Amendment shall be effective on the Effective Date once each of the following conditions have been satisfied:

(a) the Agent shall have received payment of the Fee from the Borrowers in accordance with Section 2 above; and

(b) each following have been delivered to Agent, each in form and substance satisfactory to Agent:

(i) this Amendment executed by Borrowers, the other Loan Party Obligors party hereto, Agent, and Lenders;

(ii) evidence that Rubicon Technologies, Inc., a Delaware corporation, has secured commitments for the purchase and sale of convertible notes in the minimum amount of $30,000,000;

(iii) a Consent under the Subordination Agreement executed by ABL Agent, Term Loan Agent, Agent and the Loan Party Obligors;

(iv) an Amendment to Warrant with respect to that certain Common Unit Purchase Warrant issued to Mizzen Capital, LP on December 22, 2021 in the form attached hereto as Annex A, duly executed by each of the parties thereto (the “Mizzen Warrant Amendment”); and

(v) an Amendment to Warrant with respect to that certain Common Unit Purchase Warrant issued to Star Strong Capital LLC on December 22, 2021 in the form attached hereto as Annex A, duly executed by each of the parties thereto (the “Star Strong Warrant Amendment”).

4. Representations and Warranties. Borrowers and the other Loan Party Obligors party hereto hereby represent and warrant to Agent and the Lenders as follows:

(a) Each Loan Party Obligor has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder (including the Mizzen Warrant Amendment and Star Strong Warrant Amendment) and to perform all of its obligations hereunder and thereunder, and this Amendment and all such other agreements and instruments (including the Mizzen Warrant Amendment and Star Strong Warrant Amendment) have been duly executed and delivered by each Loan Party Obligor and constitute the legal, valid and binding obligation of such Loan Party Obligor, enforceable in accordance with its terms.

(b) The execution, delivery and performance by each Loan Party Obligor of this Amendment and any other agreements or instruments required hereunder (including the Mizzen Warrant Amendment and Star Strong Warrant Amendment) have been duly authorized and do not violate such Loan Party Obligor’s Governing Documents or any applicable law or any material agreement or instrument or any court order which is binding upon such party or its property.

(c) All of the representations and warranties contained in Section 7 of the Loan Agreement are correct in all material respects on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

5. References. All references in the Loan Agreement to “this Agreement” shall be deemed to refer to the Loan Agreement as amended hereby, and any and all references in the Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby. This Amendment shall be deemed a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

6. Miscellaneous.

(a) Form. Each agreement, document, instrument or other writing to be furnished to Agent under any provision of this Amendment must be in form and substance satisfactory to Agent and their counsel.

(b) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Loan Agreement, or the other Loan Documents.

(c) Severability. In the case any provision in this Amendment shall be invalid, illegal or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Amendment, as the situation may require, and this Amendment shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein or therein, as the case may be.

(d) Costs, Expenses and Attorneys’ Fees. Borrowers agrees to pay or reimburse Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Agent’s counsel.

(e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f) Counterparts; Fax/Email Signatures. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement. This Amendment may be executed by signatures delivered by facsimile or electronic mail, each of which shall be fully binding on the signing party.

(g) Governing Law. This Amendment and the other Loan Documents SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

(h) Entirety. The Loan Documents (as amended hereby) Represent the Final Agreement among the partieS hereto and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on the following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS/LOAN PARTY OBLIGORS:

RUBICON GLOBAL, LLC,
as a Borrower and a Loan Party Obligor

By:	Rubicon Technologies Holdings, LLC,
a Delaware limited liability company,
its sole member

By:	/s/ Phil Rodoni
Name:	Phil Rodoni
Its:	Chief Executive Officer

RIVERROAD WASTE SOLUTIONS, INC.,
as a Borrower and a Loan Party Obligor

By:	/s/ Marc Spiegel
Name:	Marc Spiegel
Title:	President

RUBICON TECHNOLOGIES HOLDINGS, LLC,
as a Loan Party Obligor

By:	/s/ Phil Rodoni
Name:	Phil Rodoni
Title:	Chief Executive Officer

CLEANCO LLC,
as a Loan Party Obligor

By:	Rubicon Technologies Holdings, LLC,
a Delaware limited liability company,
its sole member

By:	/s/ Phil Rodoni
Name:	Phil Rodoni
Its:	Chief Executive Officer

Signature Page to First Amendment to Loan and Security Agreement

CHARTER WASTE MANAGEMENT, INC.,
as a Loan Party Obligor

By:	/s/ Marc Spiegel
Name:	Marc Spiegel
Title:	President

RUBICON TECHNOLOGIES INTERNATIONAL,
INC., as a Loan Party Obligor

By:	/s/ Marc Spiegel
Name:	Marc Spiegel
Title:	President

Signature Page to First Amendment to Loan and Security Agreement

AGENT:

MIZZEN CAPITAL, LP,

By:	MIZZEN CAPITAL GP, LLC,
its General Partner

By:	/s/ Elizabeth Karter
Name:	Elizabeth Karter
Its:	Managing Partner

LENDERS:

MIZZEN CAPITAL, LP,

By:	MIZZEN CAPITAL CP, LLC,
its General Partner

By:	/s/ Elizabeth Karter
Name:	Elizabeth Karter
Its:	Managing Partner

STAR STRONG CAPITAL LLC

By:	/s/ Spring Hollis
Name:	Spring Hollis
Title:	CEO

Signature Page to First Amendment to Loan and Security Agreement

ANNEX A

Form of Mizzen Warrant Amendment

[See Attached]

AMENDMENT TO WARRANT

This Amendment TO WARRANT (this “Amendment”) is dated as of November 18, 2022 (the “Effective Date”), among RUBICON TECHNOLOGIES HOLDINGS, LLC, a Delaware limited liability company (f/k/a Rubicon Technologies, LLC) (the “Company”), and MIZZEN CAPITAL, LP (the “Holder”). Capitalized terms used but not defined in this Amendment have the meanings given to them in the Warrant (as defined below).

Recitals

A. The Company has heretofore issued that certain Common Unit Purchase Warrant (Certificate No. CU-4), dated as of December 22, 2021 (the “Warrant”), to the Holder.

B. The parties hereto have agreed to amend the Warrant, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

7. Acknowledgement.

(a) The parties hereto acknowledge and agree that, from and after the Effective Date the “Warrant Shares” and “Tradeable Securities” referred to in the Warrant consist of the shares of the Class A Common Stock of Rubicon Technologies, Inc., a Delaware corporation (“Rubicon”).

(b) The Company hereby ratifies and reaffirms all of its obligations to the Holder under the Warrant and acknowledges and agrees that, upon any exercise of the Warrant by the Holder in accordance with Section 1 of the Warrant, the Company is obligated to issue the applicable “Warrant Shares” under the Warrant to the Holder in the form of shares of Class A Common Stock of Rubicon.

8. Amendments to Warrant.

(a) The Warrant is hereby amended such that each reference to “Common Units” or “Tradeable Securities” in the Warrant shall be deemed to be a reference to shares of the Class A Common Stock of Rubicon.

(b) Section 1A of the Warrant is hereby amended and restated in its entirety as follows:

“1A. Exercisable Warrant Shares. This Warrant shall be exercisable for that number of Warrant Shares equal to the sum of:

(a) One Million Nine Hundred Fifty Thousand and 00/100 Dollars ($1,950,000.00), divided by the per share Market Price of the Tradeable Securities in effect at the close of trading on the Business Day immediately preceding the Exercise Time (the “Reference Price”), plus

(b) an additional number of Warrant Shares for each additional full calendar month following March 22, 2023 until the Term Loans are repaid in an amount per month equal to (i) One Hundred Eighty Seven Thousand Five Hundred and 00/100 Dollars ($187,500.00), divided by (ii) the Reference Price.”

(c) Section 1B of the Warrant is hereby amended to replace each occurrence of the phrase “the Scheduled Maturity Date” set forth therein with the phrase “November 18, 2022”.

(d) Section 1(C)(i)(c) of the Warrant is hereby amended by inserting the following phrase immediately prior to the “;” at the end of such Section 1(C)(i)(c):

“as though such exercise were an automatic exercise contemplated by such Section 1E”

(e) Section 1C(i)(e) of the Warrant is hereby deleted.

(f) Section 1(C)(ii) of the Warrant is hereby amended by inserting the following new sentence immediately following the end of the first sentence of such Section 1(C)(ii):

“In the event that the Company shall fail to deliver the Warrant Shares to the Purchaser within the seven (7) Business Day period referred to in the foregoing sentence (the “Delivery Period”), and provided that Purchaser shall have delivered to the Company all agreements or certificates containing reasonable and customary representations, warranties, covenants, and other information as the Company or Company’s transfer agent may deem necessary or appropriate, then, then in addition to all other remedies available to the Purchaser, the Company shall pay to the Purchaser, within one (1) Business Day after written notice thereof delivered by the Purchaser to the Company, an amount in cash equal to $100,000 per Business Day for each Business Day that shall elapse following the last Business Day of the Delivery Period until the date on which the Company shall so deliver the Warrant Shares to the Purchaser.”

9. Conditions Precedent. This Amendment shall be effective on the Effective Date once this Amendment is executed by the Company and the Holder.

10. Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

(d) The Company all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder and thereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

(e) The execution, delivery and performance by the Company of this Amendment and any other agreements or instruments required hereunder have been duly authorized and do not violate the Company’s governing documents or any applicable law or any material agreement or instrument or any court order which is binding upon such party or its property.

11. References. All references in the Warrant to “this Warrant” shall be deemed to refer to the Warrant as amended hereby.

12. Miscellaneous.

(a) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment or the Warrant.

(b) Severability. In the case any provision in this Amendment shall be invalid, illegal or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Amendment, as the situation may require, and this Amendment shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein or therein, as the case may be.

(c) Costs, Expenses and Attorneys’ Fees. The Company agrees to pay or reimburse the Holder on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of the Holder’s counsel.

(d) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(e) Counterparts; Fax/Email Signatures. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement. This Amendment may be executed by signatures delivered by facsimile or electronic mail, each of which shall be fully binding on the signing party.

(f) Governing Law. This Amendment SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

(g) Entirety. The WARRANT (as amended hereby) RepresentS the Final Agreement among the partieS hereto and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on the following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMPANY:

RUBICON TECHNOLOGIES HOLDINGS, LLC

By:
Name:	Phil Rodoni
Its:	Chief Executive Officer

Signature Page to Amendment to Warrant

HOLDER:

MIZZEN CAPITAL, LP,

By:	MIZZEN CAPITAL GP, LLC,
its General Partner

By:
Name:
Its:

Signature Page to Amendment to Warrant

ANNEX B

Form of Star Strong Warrant Amendment

[See Attached]

AMENDMENT TO WARRANT

This Amendment TO WARRANT (this “Amendment”) is dated as of November 18, 2022 (the “Effective Date”), among RUBICON TECHNOLOGIES HOLDINGS, LLC, a Delaware limited liability company (f/k/a Rubicon Technologies, LLC) (the “Company”), and STAR STRONG CAPITAL LLC (the “Holder”). Capitalized terms used but not defined in this Amendment have the meanings given to them in the Warrant (as defined below).

Recitals

A. The Company has heretofore issued that certain Common Unit Purchase Warrant (Certificate No. CU-5), dated as of December 22, 2021 (the “Warrant”), to the Holder.

B. The parties hereto have agreed to amend the Warrant, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

13. Acknowledgement.

(a) The parties hereto acknowledge and agree that, from and after the Effective Date the “Warrant Shares” and “Tradeable Securities” referred to in the Warrant consist of the shares of the Class A Common Stock of Rubicon Technologies, Inc., a Delaware corporation (“Rubicon”).

(b) The Company hereby ratifies and reaffirms all of its obligations to the Holder under the Warrant and acknowledges and agrees that, upon any exercise of the Warrant by the Holder in accordance with Section 1 of the Warrant, the Company is obligated to issue the applicable “Warrant Shares” under the Warrant to the Holder in the form of shares of Class A Common Stock of Rubicon.

14. Amendments to Warrant.

(a) The Warrant is hereby amended such that each reference to “Common Units” or “Tradeable Securities” in the Warrant shall be deemed to be a reference to shares of the Class A Common Stock of Rubicon.

(b) Section 1A of the Warrant is hereby amended and restated in its entirety as follows:

“1A. Exercisable Warrant Shares. This Warrant shall be exercisable for that number of Warrant Shares equal to the sum of:

(a) Six Hundred Fifty Thousand and 00/100 Dollars ($650,000.00), divided by the per share Market Price of the Tradeable Securities in effect at the close of trading on the Business Day immediately preceding the Exercise Time (the “Reference Price”), plus

(b) an additional number of Warrant Shares for each additional full calendar month following March 22, 2023 until the Term Loans are repaid in an amount per month equal to (i) Sixty Two Thousand Five Hundred and 00/100 Dollars ($62,500.00), divided by (ii) the Reference Price.”

(c) Section 1B of the Warrant is hereby amended to replace each occurrence of the phrase “the Scheduled Maturity Date” set forth therein with the phrase “November 18, 2022”.

(d) Section 1(C)(i)(c) of the Warrant is hereby amended by inserting the following phrase immediately prior to the “;” at the end of such Section 1(C)(i)(c):

“as though such exercise were an automatic exercise contemplated by such Section 1E”

(e) Section 1C(i)(e) of the Warrant is hereby deleted.

(f) Section 1(C)(ii) of the Warrant is hereby amended by inserting the following new sentence immediately following the end of the first sentence of such Section 1(C)(ii):

“In the event that the Company shall fail to deliver the Warrant Shares to the Purchaser within the seven (7) Business Day period referred to in the foregoing sentence (the “Delivery Period”), and provided that Purchaser shall have delivered to the Company all agreements or certificates containing reasonable and customary representations, warranties, covenants, and other information as the Company or Company’s transfer agent may deem necessary or appropriate, then, then in addition to all other remedies available to the Purchaser, the Company shall pay to the Purchaser, within one (1) Business Day after written notice thereof delivered by the Purchaser to the Company, an amount in cash equal to $100,000 per Business Day for each Business Day that shall elapse following the last Business Day of the Delivery Period until the date on which the Company shall so deliver the Warrant Shares to the Purchaser.”

15. Conditions Precedent. This Amendment shall be effective on the Effective Date once this Amendment is executed by the Company and the Holder.

16. Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

(f) The Company all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder and thereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

(g) The execution, delivery and performance by the Company of this Amendment and any other agreements or instruments required hereunder have been duly authorized and do not violate the Company’s governing documents or any applicable law or any material agreement or instrument or any court order which is binding upon such party or its property.

17. References. All references in the Warrant to “this Warrant” shall be deemed to refer to the Warrant as amended hereby.

18. Miscellaneous.

(a) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment or the Warrant.

(b) Severability. In the case any provision in this Amendment shall be invalid, illegal or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Amendment, as the situation may require, and this Amendment shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein or therein, as the case may be.

(c) Costs, Expenses and Attorneys’ Fees. The Company agrees to pay or reimburse the Holder on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of the Holder’s counsel.

(d) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(e) Counterparts; Fax/Email Signatures. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement. This Amendment may be executed by signatures delivered by facsimile or electronic mail, each of which shall be fully binding on the signing party.

(f) Governing Law. This Amendment SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

(g) Entirety. The WARRANT (as amended hereby) RepresentS the Final Agreement among the partieS hereto and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on the following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMPANY:

RUBICON TECHNOLOGIES HOLDINGS, LLC

By:
Name:	Phil Rodoni
Its:	Chief Executive Officer

Signature Page to Amendment to Warrant

HOLDER:

STAR STRONG CAPITAL LLC

By:
Name:
Its:

Signature Page to Amendment to Warrant